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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2007
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                             1-10218                            13-3489233
(State or other jurisdiction of          (Commission file number)        (I.R.S. Employer Identification
 incorporation or organization)                                                        No.)

                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective February 28, 2007, MaryAnn Wright resigned from her position as Executive Vice President, Engineering, Design and Product Development of Collins & Aikman Corporation (the "Company").

         The Company and Ms. Wright entered into a separation agreement in connection with Ms. Wright's resignation. Pursuant to the separation agreement, Ms. Wright will (i) receive a cash severance payment of $108,750, less applicable withholding taxes, and (ii) have the opportunity to elect continuation coverage under the group medical and dental benefit plans of the Company, or COBRA coverage. Subject to certain exceptions, Ms. Wright has agreed not to disclose confidential information of the Company and not to solicit or hire employees of the Company until September 30, 2007.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 2, 2007


                                COLLINS & AIKMAN CORPORATION



                                By:    /s/ Stacy Fox
                                       ----------------------------------------
                                Name:  Stacy Fox
                                Title: Executive Vice President, Chief
                                       Administrative Officer & General Counsel